SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 2 TO

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event report) December 19, 2003

BRYN MAWR BANK CORPORATION

(Exact name of registrant as specified in its charter)

PENNSYLVANIA

(State or Other Jurisdiction of Incorporation)

0-15261	23-2434506
(Commission File Number)	(IRS Employer Identification No.)

801 Lancaster Ave, Bryn Mawr, Pennsylvania	19010
(Address of Principal Executive Offices)	(Zip Code)

(610) 525-1700

(Issuer’s telephone number, including area code)

N/A

(Former Name or Former Address, if Change Since Last Report)

Explanatory Note. This Form 8-K/A is filed to supplement and update the information provided in the Form 8-K dated December 19, 2003 and the Form 8-K/A dated March 15, 2004 of Bryn Mawr Bank Corporation (“Bryn Mawr”) and to reflect the fact that, as anticipated, PricewaterhouseCoopers LLP (“PwC”) completed its audit of Bryn Mawr’s Thrift and Savings Plan for the fiscal year ended December 31, 2003.

Item 4. Change in Registrant’s Certifying Accountant.

As previously reported on Bryn Mawr’s Form 8-K filed on December 22, 2003, on December 19, 2003, Bryn Mawr retained KPMG LLP (‘KPMG”) as its new independent accountants to audit Bryn Mawr’s financial statements for the fiscal year ended December 31, 2004. PwC continued to serve as Bryn Mawr’s independent accountants for the fiscal year ended December 31, 2003. The decision to change independent accountants was made by the Audit Committee of Bryn Mawr.

As previously reported on Bryn Mawr’s Form 8-K/A filed on March 15, 2004, Bryn Mawr, on March 15, 2004, filed its annual report on Form 10-K for the fiscal year ended December 31, 2003. In connection therewith, PwC completed its audit of Bryn Mawr’s financial statements.

On June 28, 2004, Bryn Mawr filed the Annual Report on Form 11-K for the Bryn Mawr Bank Corporation Thrift and Savings Plan (“Thrift Plan”) for the fiscal year ended December 31, 2003. In connection therewith, PwC completed its audit of the Thrift Plan1. PwC has also completed the USAP audit for Bryn Mawr’s subsidiary, The Bryn Mawr Trust Company.

The reports of PwC on the financial statements for the past two fiscal years contain no adverse opinions or disclaimer of opinion and were not qualified or modified as to their uncertainty, audit scope or accounting principle.

During each of the fiscal years ended December 31, 2001, 2002 and 2003 and subsequent period through June 28, 2004, the date of the filing of the Annual Report on Form 11-K for the Thrift Plan for the fiscal year ended December 31, 2003, there were no disagreements between Bryn Mawr and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC would have caused it to make reference to the subject matter of the disagreements in connection with its reports; and there were no “reportable events” as that term is defined in Item 304 (a)(1)(v) of Regulation S-K occurring within Bryn Mawr’s two most recent fiscal years and identified through the date of this Report.

During Bryn Mawr’s two most recent fiscal years and through June 28, 2004, Bryn Mawr has not consulted with KPMG regarding any of the matters or events set forth in Item 304 (a) (2) of Regulation S-K.

Bryn Mawr has provided PwC with a copy of the foregoing disclosures and has requested that PwC review such disclosures and provide a letter addressed to the Securities and Exchange Commission stating whether they agree with such statements. A copy of PwC’s letter response to such request is attached hereto as Exhibit 16.

[1]	PwC will audit Bryn Mawr’s Pension Plan and perform the Common Trust Fund audit for Bryn Mawr’s subsidiary, The Bryn Mawr Trust Company, for the fiscal year ended December 31, 2003.

Item 7. Financial Statements and Exhibits

Exhibits

16. Letter from PwC to Securities and Exchange Commission dated June 28, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRYN MAWR BANK CORPORATION

Dated: June 28, 2004	/s/ Frederick C. Peters II
Frederick C. Peters II
President and CEO

Dated: June 28, 2004	/s/ Joseph W. Rebl
Joseph W. Rebl
Chief Financial Officer